UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2006

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)
234 Ballardvale Street Wilmington, Massachusetts 01887 (Address of Principal Executive Offices) (Zip Code)
(978) 694-9121 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2006, the Board of Directors of Beacon Power Corporation (the “Company”) amended and restated the Company’s By-Laws, effective immediately, to provide that commencing with the 2006 annual meeting, directors up for election are to be elected for a one-year term of office. Prior to the amendment, the By-Laws provided for a three-year term of office for directors. The text of the amended and restated By-Laws are filed herewith as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	3.2	Amended and Restated By-Laws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated:	August 29, 2006	By: /s/ James M. Spiezio
------------------------------

James M. Spiezio

Chief Financial Officer

EXHIBIT INDEX

Exhibit

No.	Description
3.2	Amended and Restated By-Laws of the Company

4